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                                                                    EXHIBIT 23.2


                       CONSENT OF PANNELL KERR FORSTER PC

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated June 19, 1998 on the consolidated financial statements included in the Insci Corp. Annual Report on Form 10-KSB for the year ended March 31, 1998 and to all references to our Firm included in this Registration Statement.



                                                   PANNELL KERR FORSTER PC

New York, New York
April 27, 1999